Exhibit 99.1

Atlantic Power Corporation Appoints New Director

BOSTON, MASSACHUSETTS, November 25, 2014 /PRNewswire/ -- Atlantic Power Corporation (NYSE: AT) (TSX: ATP) (“Atlantic Power” or the “Company”) today announced the appointment of Teresa M. Ressel to its Board of Directors and a continued focus to expand the board.

“I would like to welcome Teresa M. Ressel to our Board and look forward to her contributions as we continue to execute on our business plan to deliver sustainable, long-term value for all shareholders,” said Irving Gerstein, Chairman of Atlantic Power.  “As we continue the process to augment the depth and expertise of our Board, we remain committed to enhancing the value of Atlantic Power’s existing assets, including the recruitment of a new CEO, optimization of investments and commercial activities, de-levering the Company’s balance sheet to improve both its cost of capital and ability to compete for new investment, and utilizing the Company’s core competencies to create investment opportunities.”

Ms. Ressel has 25 years of direct experience across highly regulated industries combined with significant experience at the board of director level.  She currently serves on the board of directors of ON Semiconductor.  Ms. Ressel brings senior corporate, investment banking and public sector experience, including having served in various executive roles for UBS Investment Bank, which she joined in 2004 as Chief Operating Officer of the Americas group and was, in 2007, also named Chief Executive Officer of UBS Securities LLC.  In these roles, Ms. Ressel managed a broad array of supervisory control, regulatory, compliance and logistics functions covering the Americas.  From 2001 until 2004, Ms. Ressel served in the U.S. Treasury Department.  She was confirmed by the U.S. Senate as Assistant Secretary for Management of the U.S. Department of the Treasury and designated, by Presidential directive, as the Chief Financial Officer of the department, where she served in both capacities.  Prior to the U.S. Treasury, Ms. Ressel previously held senior positions covering an array of risk management, compliance and regulatory management, program management, and corporate audit across Kaiser Permanente and Hewlett Packard.

The appointment of Ms. Ressel has been as a result of consultation with certain of the Company’s large shareholders and at the recommendation of Clinton Group Inc. who, together with its affiliates and funds, beneficially owns common shares of the Company.  In conjunction with the appointment of Ms. Ressel to the Board, the Company has signed a customary standstill and support agreement with Clinton Group Inc. pursuant to which the parties have agreed, among other things, that the Company will appoint an additional director to its Board mid December.

With the agreement, based on shareholder input, to add new members, the Board remains committed to creating shareholder value.  The Board will assess the standalone business plan of the management team who will continue optimization initiatives to improve plant performance.  Consistent with our previous statements, the Board will also evaluate potential asset sales or divestitures aimed at creating long-term shareholder value.  If our broad evaluation of the standalone business plan, asset sales or divestitures dictate as such, or if circumstances surrounding the Company change, the Board will revisit other options, including a sale process, in its efforts to create additional value for our shareholders.

About Atlantic Power

Atlantic Power owns and operates a diverse fleet of power generation assets in the United States and Canada.  Atlantic Power’s power generation projects sell electricity to utilities and other large commercial customers largely under long-term power purchase agreements, which seek to minimize exposure to changes in commodity prices.  Its power generation projects in operation have an aggregate gross electric generation capacity of approximately 2,945 MW in which its aggregate ownership interest is approximately 2,024 MW.  Its current portfolio consists of interests in twenty-eight operational power generation projects across eleven states in the United States and two provinces in Canada.

Atlantic Power trades on the New York Stock Exchange under the symbol AT and on the Toronto Stock Exchange under the symbol ATP.  For more information, please visit the Company’s website at www.atlanticpower.com or contact:

Atlantic Power Corporation, Amanda Wagemaker, Investor Relations (617) 977-2700, info@atlanticpower.com

Copies of financial data and other publicly filed documents are filed on SEDAR at www.sedar.com or on EDGAR at www.sec.gov/edgar.shtml under “Atlantic Power” or on Atlantic Power’s website.

Cautionary Note Regarding Forward-Looking Statements

To the extent any statements made in this news release contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and under Canadian securities law (collectively, “forward-looking statements”).

Certain statements in this news release may constitute “forward-looking statements”, which reflect the expectations of management regarding the future growth, results of operations, performance and business prospects and opportunities of the Company and its projects.  These statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, can generally be identified by the use of the words “may,” “will,” “project,” “continue,” “believe,” “intend,” “anticipate”, “expect” or similar expressions that are predictions of or indicate future events or trends and which do not relate solely to present or historical matters.  Examples of such statements in this press release include, but are not limited, to statements with respect to:

•  the Company’s ability to execute its business plan and deliver sustainable, long-term value for all shareholders, including the objectives of enhancing the value of Atlantic Power’s existing assets, including the recruitment of a new CEO, optimization of investments and commercial activities, de-levering the Company’s balance sheet to improve both its cost of capital and ability to compete for new investment, and utilizing the Company’s core competencies to create investment opportunities;

•  the augmentation of the depth and expertise of its board of directors, including the ability to add new directors and the identification and appointment of an additional director by early December;

•  the ability to continue optimization initiatives to improve plant performance; and

•  the evaluation of the standalone business plan, potential asset sales or divestitures aimed at creating shareholder value, and if such evaluation dictates or if circumstances surrounding the Company change, revisiting other options, including a sale process, in an effort to create additional value for shareholders.

Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved.  Please refer to the factors discussed under “Risk Factors” and “Forward-Looking Information” in the Company’s periodic reports as filed with the Securities and Exchange Commission from time to time for a detailed discussion of the risks and uncertainties affecting the Company, including, without limitation, the Company’s ability to evaluate and/or implement potential options, including asset sales or joint ventures to raise additional capital for growth and/or potential debt reduction, and the impact any such potential options may have on the Company or the Company’s stock price.  Although the forward-looking statements contained in this news release are based upon what are believed to be reasonable assumptions, investors cannot be assured that actual results will be consistent with these forward-looking statements, and the differences may be material.  The Company’s ability to achieve its longer-term goals, including those described in this news release, is based on significant assumptions relating to and including, among other things, the general conditions of the markets in which it operates, revenues, internal and external growth opportunities, its ability to sell assets at favorable prices or at all and general financial market and interest rate conditions.  These forward-looking statements are made as of the date of this news release and, except as expressly required by applicable law, the Company assumes no obligation to update or revise them to reflect new events or circumstances.